UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                February 1, 2005
                Date of Report (Date of earliest event reported)

                          abraxas petroleum corporation
             (Exact name of registrant as specified in its charter)

Nevada                               0-19118                 74-2584033
(State or other jurisdiction of    (Commission            (IRS Employer
 incorporation)                     File Number)           Identification No.)


                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                                 (210) 490-4788

   (Address of principal executive offices and Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

         The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of the Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

         On January 31, 2005, Abraxas Petroleum Corporation (the "Company") announced in a press release IT'S 2005 Capital Budger and Guidance for U.S. Operations.



Item 9.01 Financial Statements and Exhibits

         (c)      Exhibits

                  99.1     Press   Release   dated  January  31,  2005  entitled
                           "Abraxas Announces 2005 Capital Budget and Guidance for U.S. Operations"



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Abraxas Petroleum Corporation

                                 By:/s/ Chris Williford
                                    -------------------------------
                                    Chris Williford
                                    Executive Vice President, Chief Financial
                                    Officer and Treasurer
Dated:  February 1,  2005